John Hancock Investment Trust II Supplement to the current Class A, Class B, Class C and Class I Prospectuses dated March 1, 2008 Financial Industries Fund

Under “Fund Details”, in the “Who’s who” section, in the “Subadviser” subsection, the information about the portfolio managers is amended and restated as follows to reflect the addition of Susan A. Curry to the management team:

Below are brief biographical profiles of the leaders of the fund’s investment management team, in alphabetical order. These managers share portfolio management responsibilities. For more about these individuals, including information about their compensation, other accounts they manage and any investment they may have in the fund, see the SAI.

Susan A. Curry

  Joined fund team as portfolio manager in 2008; Analyst, (2004-2008)
  Assistant vice president and portfolio manager, MFC Global Investment Management (U.S.), LLC (since 2006)
  Research officer (2004-2006)
  Portfolio officer for private client group (2001-2004)
  Began business career in 1993

Roger C. Hamilton

  Joined fund team in 2004
  Senior vice president, MFC Global Investment Management (U.S.), LLC (since 2005)
  Vice president and portfolio manager, John Hancock Advisers, LLC (1994- 2005)
  Began business career in 1979

Lisa A. Welch

  Joined fund team in 1998
  Vice president, MFC Global Investment Management (U.S.), LLC (since 2005)
  Vice president and portfolio manager, John Hancock Advisers, LLC (2002- 2005)
  Analyst, John Hancock Advisers, LLC (1998-2002)
  Began business career in 1986

John Hancock Financial Industries Fund
Supplement dated December 5, 2008 to the Statement of Additional Information dated March 1, 2008

Under the “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS section, the “Other Accounts the Portfolio Managers are Managing.” subsection has been amended and restated with the following to reflect the addition of Susan A. Curry to the portfolio management team:

Other Accounts the Portfolio Managers are Managing. The table below indicates, for each portfolio manager, information about the accounts for which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of October 31, 2008, except for Ms. Curry whose information is as of November 30, 2008. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

Financial Industries Fund

PORTFOLIO MANAGER NAME	OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
Lisa A. Welch	Other Registered Investment Companies: Three (3) funds with total net assets of approximately $2.1 billion.
Other Pooled Investment Vehicles: None
Other Accounts: None.
Roger C. Hamilton	Other Registered Investment Companies: Four (4) funds with total net assets of approximately $2.8 billion.
Other Pooled Investment Vehicles: Two (2) accounts with total net assets of approximately $5.1 million.
Other Accounts: Six (6) accounts with total net assets of approximately
$127.7million.
Susan A. Curry*	Other Registered Investment Companies: Two (2) funds with total net assets of approximately $1.2 billion.
Other Pooled Investment Vehicles: None
Other Accounts: None

*Information for Ms. Curry, who recently joined the portfolio management team, is as of November 30, 2008.

Under the “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS” section, the “Share Ownership by Portfolio Managers” subsection has been deleted and replaced with the following:

Share Ownership by Portfolio Managers. The following table indicates as of October 31, 2008, the value, within the indicated range, of shares beneficially owned by the portfolio managers in the Fund. For purposes of this table, the following letters represent the range indicated below:

A	-	$0
B	-	$1 - $10,000
C	-	$10,001 - $50,000
D	-	$50,001 - $100,000
E	-	$100,001 - $500,000
F	-	$500,001 - $1,000,000
G	-	More than $1 million

Portfolio Manager	Range of Beneficial Ownership

Susan A. Curry*	A

Lisa A. Welch	C

Roger C. Hamilton	B

*Information for Ms. Curry, who recently joined the portfolio management team, is as of November 30, 2008.